                                                                   EXHIBIT 10.21

                       SECOND LOAN MODIFICATION AGREEMENT

      This Second Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of December 20, 2002, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ART TECHNOLOGY GROUP, INC., a Delaware corporation with its principal place of business at 25 First Street, Cambridge, Massachusetts 02141 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of June 13, 2002, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of June 13, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of September 17, 2002, as further amended by a certain Amendment dated as of____________ , 2002 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreements.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

      Modifications to Loan Agreement.

            1. The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.1.1 (a) thereof, in its entirety:

                        "(a) Availability. Bank shall make Advances not exceeding (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (iii) the FX Reserve, and minus (iv) the aggregate outstanding Advances hereunder (including any Cash Management Services). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement."

                  and inserting in lieu thereof the following:

                        "(a) Availability. Bank shall make Advances not exceeding (i) the Committed Revolving Line, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (iii) the FX Reserve, and minus (iv) the aggregate outstanding Advances hereunder (including any Cash Management Services). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement"

            2. The Loan Agreement shall be amended by deleting the following text, appearing as the first two sentences in Section 2.1.2
                  (a) thereof in its entirety;

                        "Bank shall issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base minus
                        (ii) the outstanding principal balance of any Advances (including any Cash Management Services), minus (iii) the amount of all Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to any Letter of Credit Reserves. The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) issued under this Agreement may not exceed $15,000,000.00."

                  and inserting in lieu thereof the following:

                        "Bank shall issue or have issued Letters of Credit for Borrower's account not exceeding (i) the Committed Revolving Line minus (ii) the outstanding principal balance of any Advances (including any Cash Management Services), minus (iii) the amount of all Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to any Letter of Credit Reserves. The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) issued under this Agreement may not exceed $20,000,000.00."

            3. The Loan Agreement shall be amended by deleting the amount of $15,000,000.00" appearing in both Sections 2.1.3 and Section
                  2.1.4 thereof and inserting in lieu thereof "$20,000,000.00".

            4. The Loan Agreement shall be amended by adding the following new Section 2.4 (d):

                  "(d) Unused Line Fee. In the event, in any calendar quarter, the average daily principal balance of the Advances outstanding during the quarter is less than $20,000,000.00, Borrower shall pay Bank an unused line fee in an amount equal to 0.25% per annum on the difference between $20,000,000.00 and the average daily principal balance of the Advances outstanding during the quarter, which unused line fee shall be computed and paid quarterly, in arrears, on the first of the following quarter"

            5. The Loan Agreement shall be amended by adding the following new Section 2.4 (e):

                  "(e) Compensating Balance/Compensating Balances Fees. In the event, at any time, Borrower maintains less than $27,000,000 in unrestricted cash with Bank, of which at least $3,000,000 shall be maintained in Borrower's sweep account (account no. 3300070667) at Bank, Borrower shall pay such fees and expenses as Bank shall determine, in its sole and exclusive discretion, to compensate Bank for its loss on income on such deposit balance (the "Additional Fees"). Such Additional Fees may be instituted by Bank by, among other ways, (i) an increase in the interest rate then in effect with respect to the Advances,
                  (ii) an increase in the Letter of Credit Fee, (iii) charging of additional facility fees and other fees, or any combination of the foregoing and other methods, all at Bank's option and in its sole and exclusive discretion in each instance. Notwithstanding the foregoing, Bank shall provide Borrower a one-time five (5) Business Day notice period prior to instituting the Additional Fees in order to provide Borrower an opportunity to deposit additional unrestricted cash with the Bank."

            6. The Loan Agreement shall be amended by deleting the following text, appearing as the third sentence in Section 4.1 thereof, in its entirety:

                        "Bank may place a "hold" on any deposit account pledged as Collateral."

                  and inserting in lieu thereof the following:

                        "After the occurrence of an Event of Default, Bank may place a "hold" on any deposit account pledged as Collateral"

            7. The Loan Agreement shall be amended by deleting Section 6.2(b) thereof in its entirety

            8. The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.6 thereof, in its entirety:

                        "6.6 PRIMARY ACCOUNTS. In order to permit the Bank to monitor the Borrower's financial performance and condition, Borrower shall maintain its primary domestic depository and operating accounts with Bank. Borrower shall maintain at least $18,000,000 in unrestricted cash (subject to the proviso below) with Bank at all times during the term of this Agreement, provided, however, Borrower may use up to $3,000,000 of such amount to secure letters of credit. Borrower shall identify " to Bank, in writing, of any bank or securities account opened by Borrower with any institution other than Bank. In addition, for each such account that the Borrower at any time opens or maintains, Borrower shall, at the Bank's request and option, pursuant to an agreement in form and substance acceptable to the Bank, cause the depositary bank or securities intermediary to agree that such account is the collateral of the Bank pursuant to the terms hereunder. The provisions of this paragraph shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower's employees'

                  and inserting in lieu thereof the following:

                        "6.6 PRIMARY ACCOUNTS. In order to permit the Bank to monitor the Borrower's financial performance and condition, Borrower shall maintain its primary domestic depository and operating accounts with Bank. Borrower shall identify to Bank, in writing, any bank or securities account opened by Borrower with any institution other than Bank. In addition, for each such account that the Borrower at any time opens or maintains, Borrower shall, at the Bank's request and option pursuant to an agreement in form and substance acceptable to the Bank, cause the depositary bank or securities intermediary to agree that such account is the collateral of the Bank pursuant to the terms hereunder. The provisions of this paragraph shall not apply to deposit accounts exclusively used for payroll, payroll taxes paid other employee wage and benefit payments to or for the benefit of the Borrower's employees."

            9. The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.7(a) thereof, in its entirety;

                        "(a) LIQUIDITY COVERAGE. Borrower shall have at all times, to be tested as of the last day of each month, unrestricted and unencumbered cash equal to or greater than the product of (A) all Obligations (including the stated amount of any issued but undrawn Letters of Credit) hereunder multiplied by (B) two (2.0)."

                  and inserting in lieu thereof the following:

                        "(a) LIQUIDITY. Borrower shall have at all times, to be tested as of the last day of each month, unrestricted and unencumbered cash equal to or greater than $40,000,000.00."

            10. The Loan Agreement shall be amended by deleting the following texts appearing in Section 6.7(b) thereof, in its entirety:

                        (b) PROFITABILITY. Borrower shall have quarterly net losses of not more than (i) $40,000,000.00 for the quarter ending December 31, 2001 (excluding all non-cash write off of deferred tax assets); (ii) $7,000,000.00 for the quarter ending March 31, 2002;
                        (iii) $6,000,000.00 for the quarter ending June 30, 2002; (iv) $4,000,000.00 for the quarter ending September 30, 2002; and (v) $2,000,000.00 for each quarter thereafter.

                  and inserting in lieu thereof the following:

                        "(b) PROFITABILITY. Borrower shall have quarterly net losses of not more than (i) $4,500,000.00 for the quarter ending December 31, 2002; (ii) $4,000,000.00 for the quarter ending March 31, 2003; (iii) $2,000,000.00 for the quarter ending June 30, 2003: (iv) $1,000,000.00 for each quarter thereafter. In calculating Borrower's profitability hereunder, Bank will exclude a restructuring charge not to exceed $25,000,000 in the aggregate (of which (x) not more than $7,500,000 will be used for non-lease cash obligations payable within twelve months and (y) not more than $12,000,000 will be used for cash payments for lease termination obligations payable within twelve months), which restructuring charge may be taken by Borrower in each of or any of) the quarters ending December 31, 2002, March 31, 2003, June 30, 2003 and September 30, 2003."

            11. The Loan Agreement shall be amended by deleting in their entirety the definitions of "Borrowing Base", "Eligible Accounts" and "Eligible Foreign Accounts", each appearing in
                  Section 13 thereof.

            12. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 3 thereof, in its entirety:

                        "COMMITTED REVOLVING LINE" is an Advance or Advances of up to Fifteen Million Dollars ($15,000,000.00)."

                  and inserting in lieu thereof the following:

                        "COMMITTED REVOLVING LINE" is an Advance or Advances of up to Twenty Million Dollars ($20,000,000.00)."

            13. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13 thereof, in its entirety:

                        "REVOLVING MATURITY DATE" is December 27, 2002."

                  and inserting in Lieu thereof the following:

                        "REVOLVING MATURITY DATE" is December 26, 2003."

            14. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto.

4. FEES. Borrower shall pay to Bank a modification fee equal to Seventy Thousand Dollars ($70,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of December 29, 2000 between Borrower and Bank, and acknowledges, confirms and agrees that said intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement, shall remain in full force and effect.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 13, 2002 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate has not changed, as of the date hereof.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above,

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrowers representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS Of ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK'S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

            [The remainder of this page is intentionally left blank]

      This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ART TECHNOLOGY GROUP, INC.              SILICON VALLEY BANK, doing business as
                                        SILICON VALLEY EAST

By:                                     By:
    ------------------------------          ------------------------------

Name:                                   Name:
      ----------------------------            ----------------------------

Title:                                  Title:
      ----------------------------            ----------------------------


                                        SILICON VALLEY BANK

                                        By:
                                            ------------------------------

                                        Name:
                                              ----------------------------

                                        Title:
                                              ----------------------------
                                      (signed in Santa Clara County, California)

                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE

TO:   SILICON VALLEY BANK

FROM: ART TECHNOLOGY GROUP, INC.

      The undersigned authorized officer of ART TECHNOLOGY GROUP, INC. certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ________________ with all required covenants except us noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

      PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES"
COLUMN

          REPORTING COVENANT                   REQUIRED                   COMPLIES
          ------------------                   --------                   --------

      Monthly financial statements with CC     Monthly within 30 days     Yes   No
      Quarterly financial statements with CC   Quarterly within 45 days   Yes   No
      Annual (CPA Audited)                     FYE within 120 days        Yes   No

      FINANCIAL COVENANT                       REQUIRED     ACTUAL
      ------------------                       --------     ------

      Maintain on a Monthly Basis:             $*           $_____        Yes   No
      Minimum Liquidity

      Maintain on a Quarterly Basis:           $**          $_____        Yes   No
      Profitability:

* See Section 6.7(a) of the Agreement

** See Section 6.7(b) of the Agreement

COMMENTS REGARDING EXCEPTIONS: SEE ATTACHED.

Sincerely,


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SIGNATURE


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TITLE


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DATE

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                                  BANK USE ONLY

Received by:
             ------------------------------------------
                                AUTHORIZED SIGNER

Date:
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Verified:
         ----------------------------------------------
                                AUTHORIZED SIGNER

Date:
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